COMPETITIVE TECHNOLOGIES, INC. 1375 KINGS HIGHWAY EAST SUITE 400 FAIRFIELD, CT 06824

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Voting items The Board of Directors recommends you vote FOR the following:	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
1. Election of Directors Nominees	[ ]	[ ]	[ ]

01     Peter   Brennan

02   Richard  D. Hornidge,  Jr

03   Rustin Howard

04   Robert G. Moussa

05   Stan K. Yarbro, Ph.D.

The Board of Directors recommends you vote FOR the following proposals:	For	Against	Abstain

2.

Amend Article FOURTH of the Certificate of Incorporation filed with the Office of the Secretary of State of Delaware to read as follows: "FOURTH. The total number of shares of stock of all classes of stock which the Corporation shall have authority to issue is 40,035,920 shares, of which 35,920 shares, with a par value of $25.00 each, are to be Preferred Stock, and 40,000,000 shares, with a par value of $.01 each, are to be common stock."

	[ ]	[ ]	[ ]
3. Ratification of the appointment of Mayer Hoffman McCann, CPAs as our independent registered public accounting firm for fiscal year 2012.	[ ]	[ ]	[ ]

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here.  [ ]

(see reverse for instructions)

Please indicate if you plan to attend this meeting  Yes [ ] No [ ]

Please sign exactly as your name(s) appear(s) hereon. When signing as an attorney, executor, administrator, or fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

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Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/

are available at www.proxyvote.com .

COMPETITIVE TECHNOLOGIES, INC.

Annual Meeting of Shareholders - May 24, 2012

This proxy is solicited on behalf of the Board of Directors

The undersigned shareholder of COMPETITIVE TECHNOLOGIES, INC. hereby appoints Donna J. Mays and Laurie Murphy (the "Proxy Committee"), each with full power of substitution, as attorneys and proxies to vote all the shares of stock of said Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of said Company to be held on Thursday, May 24, 2012 at 10:00 a.m. local time at the Norwalk Inn & Conference Center, 99 East Avenue, Norwalk, Connecticut, or at any adjournments thereof, with all powers the undersigned would possess if personally present, as indicated on the reverse side, and for transacting of such business as may properly come before said meeting or any adjournment thereof, all as set forth in the April 13, 2012 Proxy Statement.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side